Exhibit 10.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DISTRIBUTION AND SUPPLY AGREEMENT

PARNELL EUROPE PTY LTD

ABN A2 138 251 56A

and

ELANCO, a division of ELI LILLY and COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-i-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table of Contents

(continued)

		Page

31.0	Termination	29

32.0	After Termination	30

33.0	Miscellaneous	31

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DISTRIBUTION AND SUPPLY AGREEMENT

Commencement Date: February 9, 2011

Parties

PARNELL EUROPE PTY LTD ABN 42 138 251 564 a company, organised under the laws of Australia, with registered office at Unit 4, 476 Gardeners Road, Alexandria, New South Wales, Australia Represented by Mr. R JOSEPH, Chief Executive Officer, Hereinafter referred to as Parnell.

And

ELI LILLY AND COMPANY, a publicly-traded Indiana corporation, operating through its Elanco division and having a principal place of business at 2500 Innovation Way N., Greenfield, Indiana 46140-9163 USA, and its Affiliates, herein after collectively referred to as Elanco.

Elanco and Parnell are individually designated as the Party and collectively as the Parties.

Background

A.         Elanco carries on business in the Territory of marketing, selling and distributing animal health products.

B.         Elanco has represented to Parnell that Elanco has the technical skills, facilities and other resources to enable it to effectively distribute animal health products in the Territory.

C.         Parnell has the technical skills, facilities and other resources to manufacture animal health products.

D.         Parnell has offered to appoint Elanco as its exclusive marketing partner and distributor of the Products in the Territory and Elanco has accepted such appointment, on the terms and conditions set out in this Agreement.

Operative Provisions

1.0	Interpretation

1.1	In this Agreement, unless the context otherwise requires:

Affiliates means, with respect to a given Company, any other Company directly or indirectly controlling, controlled by or under control with such given Company. For the purposes of this definition “control” means owning or controlling, in the aggregate, fifty percent (50%) or greater of the voting rights.

Agreement means the following (each as amended from time to time in accordance with this Agreement) in order of priority:

(a)	the clauses of this document;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	its Schedules; and

any other documents generated in accordance with this document and/or incorporated by reference.

Approved Sub-Contractors has the meaning given to it in clause 5.

Business Day means any day a bank is open for business in Sydney, Australia excluding weekends and bank and public holidays.

Claim means a claim, demand or proceedings. Commencement Date means the date of this Agreement.

Confidential Information means in relation to a party (Disclosing Party) information that:

(a)	is by its nature confidential;

(b)	is designated by that party as confidential; or

(c)	the other party (Recipient) knows, or ought to know, is confidential and includes:

(i)	information comprised in or relating to any Intellectual Property Rights of the Disclosing Party;

(ii)	information relating to the financial position of the Disclosing Party and in particular includes information relating to the assets or liabilities of the Disclosing Party and any other matter that does or may affect the financial position or reputation of the Disclosing Party;

(iii)	information relating to the internal management and structure of the Disclosing Party, or the personnel, policies and strategies of the Disclosing Party;

(iv)	information of the Disclosing Party to which the Recipient has access that has any actual or potential commercial value to the Disclosing Party or to the person or corporation which supplied the information;

(v)	information in the Recipient’s possession relating to the Disclosing Party’s clients or suppliers, and like information;

but excludes information which:

(vi)	the Recipient creates (whether alone or jointly with any person) independently of the Disclosing Party’s Confidential Information (if the Recipient has evidence in writing that the information falls within this exception); or

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii)	that is public knowledge (and has become so otherwise than as a result of a breach of confidentiality by a Recipient or any person to whom the Recipient has disclosed the information).

Contract Manager means the person appointed in that role in accordance with clause 21.

CPI means the quarterly Consumer Price Index (All Groups, 6401.0) as published by the Australian Bureau of Statistics.

Delivery Notice means the date that Products, which are the subject of a purchase order, have been released by Parnell and are available for Elanco to collect at the Parnell site.

Damages means liabilities, losses, damages, costs and expenses arising in contract, tort or statute, including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties.

FDA means the Food and Drug Administration of the United States of America.

Force Majeure Event means any extraordinary, unexpected and unavoidable event (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care), including any one or more of the following events:

(a)	fire, flood, earthquake, elements of nature or act of God;

(b)	riot, civil disorder, rebellion or revolution;

(c)	strike, lockout, other industrial disturbance or labour difficulty,

(d)	war, act of public enemy, blockade

(e)	unavoidable accident; or

(f)	lack of transportation.

Government Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity responsible for granting Registration in the Territory.

GMP means Good Manufacturing Practice as required by any regulatory authority. Insolvency Event means any of the following events occurring to a party:

(a)	that party disposes of the whole of its assets, operations or business other than in the normal course of business;

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	an arrangement is entered into between that party and its creditors other than for the purposes of reconstruction under Part 5.1 or 5.3A of the Corporations Act;

(c)	that party ceases pursuant to section 495E of the Corporations Act to be able to pay its debts as they become due;

(d)	a mortgagee enters into possession or disposes of the whole or any part of that party’s assets or business;

(e)	a receiver, a receiver and manager, a trustee in bankruptcy, a liquidator, a provisional liquidator, an administrator or other like person is appointed over the whole or any part of that party’s assets or business; or

(f)	a voluntary administrator is appointed in relation to it.

Intellectual Property Rights or IPR means all intellectual property rights at any time protected by statute or common law, including:

(a)	patents, copyright and any registered intellectual property rights (including rights in circuit layouts under the Circuit Layouts Act and similar rights in other countries in circuit layouts), registered designs, trade marks, and any right to have Confidential Information kept confidential; and

(b)	any application or right to apply for registration of any of the rights referred to in paragraph (a).

Law means any applicable statute, regulation, by-law, ordinance or subordinate legislation in force from time to time in Australia or in the Territory, and includes the common law as applicable from time to time.

Marketing Plan means the plan described in clause 9.

Minimum Sales Quantity means the minimum quantity of each of the Products that Elanco must purchase from Parnell during each Year, as specified in Schedule 2.

Parnell Contract Manager means the person appointed by Parnell in that role in accordance with clause 21.

Person means any individual, corporation, partnership, limited liability company, entity or any combination.

Personnel (of a party) means the officers, employees, contractors (including Approved Sub Contractors and their employees) and agents of that party and its Related Corporations (but in the case of Elanco, excluding Parnell’s Personnel).

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchase Price means the price payable by Elanco (in USD currency) determined by Parnell for the Products as set out in Schedule 5 from time to time during the Term and excludes any and all state and federal taxes including but not limited to sales taxes.

Product Unit means a unit of a Product in the standard sized vials used by Parnell to distribute the Products.

Products means the Products identified in Schedule I with their primary and secondary packaging.

Purchase Order means a purchase order for Products submitted to Parnell by Elanco that conforms with both clause 11.2 and clause 11.6.

Records has the meaning given to it in clause 22.

Registration means any consent, registration, marketing authorisation, filing, agreement, certificate, licence, approval, permit, authority or exemption granted by or from Government Agency necessary for the importation and/or the sale of the Products in the Territory.

Related Corporation means a ‘related body corporate’ within the meaning given to that term in Section 9 of the Corporations Act.

Sales Price means the average price Elanco expects to be able to sell Products to distribution across the Territory.

Specifications means the specifications of the Products as set out in Schedule 4.

Targeted Claims means the claims of the Products as defined in Schedule 1.

Target Margin means Sales Price minus Purchase Price.

Target Margin rate means Target Margin divided by Sales Price.

Term means the term of this Agreement as specified in clause 7.

Territory means the countries where the Products can be distributed as identified in Schedule 6.

Third Parties means any entity, including any natural person, other than Parnell or Elanco and their respective Affiliates

Trade Mark means any one or more of the trade marks specified in Schedule 3.

Year means each twelve-month period from January to December each calendar year during the Term with the first year starting at the Commencement Date and finishing on December 31 2011.

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Zone means either the European Union or the United States of America as separate regions within the Territory and as additional product registrations occur such additional geographic areas that may be added from time to time

Zydax means the product bearing that trade name and such specifications as contained in Schedule 4 of this Agreement

1.2	In this Agreement, unless the context otherwise requires:

(a)	headings are for convenience only and do not affect the interpretation of this Agreement;

(b)	words importing the singular include the plural and vice versa;

(c)	words importing a gender include any gender;

(d)	other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(e)	an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(f)	a reference to anything (including, but not limited to, any right) includes a part of that thing;

(g)	a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure exhibit and schedule to, this Agreement and a reference to this Agreement includes any annexure, exhibit and schedule;

(h)	a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(i)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j)	a reference to a party to a document includes that party’s successors and permitted assigns;

(k)	where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l)	a reference to an agreement other than this Agreement includes an undertaking, agreement or legally enforceable arrangement or understanding whether or not in writing;

(m)	a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits; and

(n)	a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind.

In this Agreement a reference to $ or USD is a reference to the lawful currency of the United States of America.

Elanco enters into this Agreement for the benefit of itself and its Affiliates but remains responsible for the performance of the obligations imposed on it under this Agreement even if those obligations are being put into effect by an Affiliate.

2.0	Scope

2.1	Parnell appoints Elanco as the sole and exclusive distributor of the Products in the Territory as a result of Elanco’s representation to Parnell that Elanco has the capability to:

(a)	effectively distribute, market and sell the Products in the Territory as mentioned in Schedule 6; and

(b)	to develop and grow that market for the products which Parnell has available for sale in the Territory.

2.2	Parnell represents the Products possess unique offerings in established markets in the Territory and which:

(a)	have been developed prior to the appointment of Elanco under this Agreement; and

(b)	will enable Elanco to exclusively distribute, market and sell the Products in the Territory.

2.3	Parnell shall obtain within *** from the Commencement Date the Registration with Targeted Claims for Zydax in Europe and in the USA. Parnell is liable for the maintenance of such Registration so as to enable Elanco to market, sell and distribute the Product in the Territory.

If the *** of a Product *** of the *** is *** the Product *** of the *** to be *** Product ***.

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0	Product Approval Fees

3.1	Product Approval Fees: In consideration of Parnell obtaining the registrations for the Product in US and EU, Elanco will pay Parnell the following non-refundable, non-creditable fees according to the payment schedule outlined in 3.1(a) and 3.1(b), subject to the Approval Delay Damages provision as outlined in Clause 13:

(a)	For European Approval:

(i)	EU Payment 1: $500,000 (Five Hundred Thousand Dollars) to be paid by Elanco to Parnell not later than *** after the Commencement Date

(ii)	EU Payment 2: $1,250,000 (One Million Two Hundred Fifty Thousand Dollars) to be paid by Elanco upon notice of the issuance of the European Registration for ZYDAX with Targeted Claims, as defined in Schedule 1, Elanco will *** to make such payment within ***, but Elanco will not be in default of this agreement if payment is within ***.

(b)	For US Approval:

(i)	US Payment 1: $1,000,000 (One Million Dollars) to be paid by Elanco to Parnell not later than *** after the Commencement Date

(ii)	US Payment 2: $2,250,000 (Two Million Two Hundred Fifty Thousand Dollars) to be paid by Elanco upon notice of the issuance of the FDA Registration for ZYDAX with Targeted Claims, as defined in Schedule 1, Elanco will *** to make such payment within ten ***, but Elanco will not be in default of this agreement if payment is within ***.

(c)	For the avoidance of doubt, ***. However, Parnell will provide Elanco with *** for the *** for Elanco to *** and Elanco will be *** and Parnell will be *** the Product ***. As *** other than ***, then Elanco and Parnell will *** to the *** and ***.

3.2	If Parnell does not receive payment of the fees from Elanco within the time specified for payment in clause 3.1, then the Parties shall ***, this Agreement will, *** in the *** of the ***.

4.0	Minimum Sales Quantities

4.1	The continued operation of this Agreement in respect of, and Elanco’s right to exclusively market distribute and sell each Product is conditional on Elanco purchasing from Parnell the annual Minimum Sales Quantity of Zydax in the Territory as specified in Schedule 2 which may be amended from time to time by written agreement of the Parties. Elanco’s obligation to purchase the Minimum Sales Quantity for Zydax in the Territory only commences after the US or EU authorities have issued the Registration for Zydax.

4.2	If Elanco fails to purchase from Parnell the Minimum Sales Quantity of a Product in accordance with Clause 4.1 *** of the *** and the ***.

8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	Within *** of the date of the *** in accordance with Clause 4.2, ***:

(a)	***; or

(b)	***.

(c)	*** or *** the *** of the ***this Agreement ***.

5.0	Appointment and Supply of the active ingredient

5.1	Parnell, by this Agreement, appoints Elanco as its sole and exclusive distributor of the Products in the Territory. Any right not granted by this Agreement to Elanco is reserved to Parnell.

5.2	During the Term:

(a)	Parnell will not supply any product containing the same active ingredient as that of the Products to any third party in the Territory;

(b)	Parnell will not appoint any other Person to distribute the Products in the Territory.

5.3	Elanco is entitled to appoint sub-distributors of the Products and to authorize such sub-distributors to market, distribute and sell the Products in the Territory provided that:

(a)	Elanco will provide Parnell prior written notice before Elanco appoints a sub-distributor (Approved Sub-Distributor);

(b)	the Approved Sub-Distributor itself does not have the right to appoint any further sub-distributors;

(c)	the Approved Sub-Distributor is to have no contractual relationship with Parnell and Elanco will ensure that all of the Approved Sub-Distributor’s communications regarding the Products are dealt with by Elanco;

(d)	Elanco will require, by contractual obligation, that the Approved Sub-Distributor complies with the provisions of this Agreement as though the Approved Sub-Distributor were a party to this Agreement; and

(e)	where an Approved Sub-Distributor is required by contractual obligation to do, or not to do, something, Elanco must enforce those contractual obligations where the Approved Sub-Distributor defaults.

5.4	At all times, Elanco must distribute, market and sell the Products in the Territory in accordance with the statutory requirements and industry standards applicable in the Territory

9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5	Elanco must not do any act, matter or thing, or omit to do any act, matter or thing which would jeopardise the goodwill of Parnell or the reputation of the Products in the Territory and reciprocally Parnell must not do any act, matter or thing, or omit to do any act, matter or thing which would jeopardise the goodwill of Elanco.

5.6	Elanco must not directly or indirectly:

(a)	export the Products from the Territory

(b)	distribute the Products to any person outside the Territory; or

(c)	distribute the Products to any person in the Territory whom Elanco knows, intends to distribute the Products outside the Territory or export the Products from the Territory.

5.7	For the purposes of this clause 5, the term Approved Sub-Distributors does not extend to wholesalers who distribute the Products to veterinary clinics in their normal course of business.

5.8	Elanco must refer to Parnell any enquiries or orders received by Elanco for the supply of the Products outside the Territory.

5.9	In order to avoid any interruption to the supply line of Zydax, Parnell will:

(a)	ensure that adequate risk management processes are in place; and

(b)	maintain an adequate inventory of the active ingredient of Zydax.

In the event of an interruption to supply of the active ingredient of Zydax, Parnell’s inventory of this active ingredient will be first used to maintain full supply of Zydax to Elanco.

5.10	During the term of this agreement, if the regulatory authority approved product shelf-life (expiry dating) of Zydax supplied by Parnell is less than *** and if Product is returned to Elanco due to Zydax exceeding the expiry dating, then Parnell will ***. Parnell will use *** associated with its Zydax production schedule to ensure that material transferred to Elanco at Parnell’s manufacturing facility *** will have a *** remaining shelf-life for product that was manufactured with a *** expiration dating at time of manufacture.

6.0	Restrictions

6.1	Elanco must not promote, market, sell or distribute to any third party in the Territory any product addressing canine osteoarthritis that is intended to have the same or similar therapeutic outcome (indicated for the control of clinical signs associated with osteoarthritis) as the Products or which may reasonably be expected to compete against the Products.

10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.0	Term

7.1	The term of this Agreement commences on the Commencement Date and, subject to clause 7.2, extends for 13 (thirteen) years, unless this Agreement is partially terminated earlier in accordance with clause 3, or totally in accordance with clauses 10.2, 13.2, or 31.

7.2	The Term continues:

(a)	after the initial expiry date stated in clause 7.1 for two Years; and

(b)	if so extended after that first extension, for successive periods of two Years,

unless written notice of termination is given by either party to the other *** before the applicable expiry date

8.0	Marketing of Products

8.1	It is an essential term of this Agreement that Elanco must use all reasonable commercial endeavours to:

(a)	aggressively promote the Products in the Territory; and

(b)	maximise the sales of the Products in the Territory

(c)	where allowable by local policy, employ Zydax specific incentive plans

8.2	Elanco has complete responsibility for the sale of the Products to prospective customers in the Territory and must undertake these activities at its expense.

8.3	Parnell will inform Elanco about marketing programs and services that have proven successful in other markets outside the Territory and Parnell licences Elanco to use the marketing materials which are developed by Parnell and supplied by it to Elanco.

8.4	Elanco must develop, at its own expense, marketing materials to promote the Products in the Territory. At its sole discretion and expense, Parnell may provide to Elanco marketing materials that Parnell believes Elanco should consider. All deployment of marketing materials in the Territory will be sole and exclusive responsibility of Elanco. Parnell will have reasonable access to audit Elanco’s GPP Policies.

8.5	For each year of the Term of this Agreement a designated Parnell employee or employees will meet with the Elanco designated employee to discuss and seek, on a reasonable basis, to gain alignment on the high-level marketing strategy for the Products, such alignment not to be unreasonably withheld by either Party. Elanco must provide Parnell with samples of all marketing materials developed by Elanco and upon which Parnell may provide written feedback.

11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.6	Elanco is responsible for the accuracy and completeness of the marketing materials created by it except for the factual information provided by Parnell and used by Elanco without modification in the context used by Parnell.

9.0	Marketing Plans and Reports

9.1	At least 75 (seventy-five) days prior to the commencement of each calendar year, Elanco will provide an annual marketing plan to Parnell relating to the marketing, sale and distribution of the Products in the Territory for the Year to which it relates (Marketing Plan). No later than 30 (thirty) days after the presentation of the Marketing Plan, Parnell may provide written feedback on the Marketing Plan that maximises sales of the Products and maximises profits for both parties.

9.2	Within 10 (ten) days of the end of each month during the Term, Elanco will provide to Parnell a written report (in the format reasonably required by Parnell) summarising sales of Products made in that month for geographies in the Territory.

9.3	Within 10 (ten) days of the end of each quarter during the Term, Elanco will provide to Parnell a written report (in the format reasonably required by Parnell) detailing sales and marketing activities undertaken in accordance with the Marketing Plan. In addition and to the extent information can be reasonably acquired, such report will also detail competitor activity (in the format reasonably required by Parnell).

9.4	Elanco must provide any other information linked to the Products reasonably requested by Parnell in relation to Elanco’s marketing activities under this Agreement when requested to do so by Parnell within a reasonable time period.

9.5	Elanco must keep Parnell informed in a timely manner of any general market, economic and regulatory developments that Elanco, acting reasonably, considers may adversely or beneficially effect the sales of the Products by it in the Territory.

10.0	Pricing

10.1	The Purchase Price payable by Elanco to Parnell for the supply of the Products will be specified in Schedule 5.

10.2	*** of the Products in the Territory. In the event that *** to *** and *** in the Territory and the ***;

(a)	***will take to *** by for example ***; and

(b)	the *** will make in respect thereof to *** for the ***.

12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	*** is *** the Agreement ***.

10.3	Parnell must notify Elanco of any price changes for any one or more of the Products at least *** prior to the commencement of each Year.

10.4	Payment for the Products shall be made in US dollars. Sales made in currencies other than USD shall be converted to USD using the applicable rate on the day the relevant product was purchased from Parnell, utilizing Elanco’s current standard exchange rate methodology for the translation of foreign currency sales into United States dollars. For the sake of clarity this means that currency fluctuations occurring from the time Products are purchased by Elanco until the time when such Products are then sold by Elanco will not be taken into account in the calculation of Target Margin.

10.5	In the event that Parnell wishes to change prices by ***. In the event that ***.

10.6	Upon the new price taking effect under this clause, Schedule 5 will be deemed to have been amended by the deletion of the old Price and the insertion of the new Price.

10.7	For the purpose of all calculations and determinations made under this Agreement, the Price is the Price applying on the date on which the applicable Purchase Order is accepted.

11.0	Purchase Orders

11.1	Elanco is entitled at any time during the Term to request the supply of the Products (but for the avoidance of doubt, subject to clause 11.2, only Products which are the subject of a Registration) from Parnell. Elanco will make these requests by submitting a Purchase Order to Parnell.

11.2	Notwithstanding the *** and ***Elanco is entitled to submit a Purchase Order to Parnell for the *** for a ***:

(a)	the *** is the *** in that *** the *** of a *** in a ***; or

(b)	for *** after *** from ***; or

(c)	***.

11.3	A Purchase Order submitted by Elanco, under this Agreement, must:

(a)	be in writing;

(b)	be dated;

(c)	state the country in the Territory to which the product is to be sold and be shipped;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	not be inconsistent with the terms of this Agreement; and

11.4	A Purchase Order submitted by Elanco, under this Agreement, must also specify the following:

(a)	subject to the Minimum Order Quantities, the quantity of the Products required;

(b)	the date by which Elanco requires delivery of the Products which will *** from the date of the Purchase Order, unless otherwise agreed in writing by both parties;

(c)	the reference number of the Purchase Order; and

(d)	*** to the Products, ***.

11.5	Each Purchase Order is ***. Each Purchase Order will upon *** for the ***, and the ***, of the *** on the terms and conditions set out in ***.

11.6	Subject to clauses 11.3 and 11.4 Parnell is not entitled to reject a Purchase Order for the Products.

11.7	Elanco is not entitled to vary the requested delivery date or quantity of the Products specified in any Purchase Order given by it under this Agreement unless agreed to in writing by Parnell.

12.0	Delivery

12.1	The Products sold by Parnell to Elanco pursuant to an accepted Purchase Order will be sold *** (as defined in Incoterms 2010).

12.2	Parnell will deliver Products, the subject of an accepted Purchase Order, *** as is notified from time to time by Parnell to Elanco).

12.3	Parnell has no obligation to arrange carriage of or insurance for those Products sold by Parnell to Elanco pursuant to an accepted Purchase Order. At the request of Elanco, Parnell may assist in making arrangements at Elanco’s expense for the carriage of those Products.

12.4	Parnell will give written notice as to the date on which Products, the subject of an accepted Purchase Order, will be available for collection by Elanco (Delivery Notice).

14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.5	Elanco is deemed to take delivery of the Products on the date on which a Delivery Notice is given to Elanco. Elanco will ***

12.6	Parnell bears all risk of loss or damage to Products until the Delivery Notice relating to those Products is given to Elanco on and from which date Elanco bears all risk of loss or damage to the Products; however, Parnell will ensure that due care and attention is given to the safe storage and protection of the Products whilst on Parnell’s premises.

12.7	Parnell will make all reasonable commercial efforts to make the Products, the subject of an accepted Purchase Order, available for collection by or on behalf of Elanco promptly after notice of Parnell’s acceptance is given in respect of the Purchase Order. However, Parnell is only obliged to make available for delivery Products to the extent that Parnell is reasonably able to obtain supply of the ingredients of those Products.

13.0	Late Delivery or Failure to Deliver

13.1	Despite any other provisions contained in this Agreement, the present provision contains protection for Elanco in the event Parnell is unable to deliver or is late in delivering quantities of Zydax to Elanco.

(a)	If the registration of Zydax has not occurred in a Zone by the end of the 30th month after Commencement Date, Parnell will pay monthly damages either in US dollars or if registration has occurred in one Zone then in free goods to Elanco beginning the first day of the first month after the 30th month post Commencement Date. Damages will be the cash amount or cash equivalent (free goods) of $83,333.33 for the “US Delay Damages” and $41,666.67 for the “EU Delay Damages,” respectively.

(b)	Payment of the respective US Delay Damages or EU Delay Damages will continue until Zydax is registered in the Zone that was not registered as of the 30th month post Commencement date, or until, in each case, the EU Delay Damages are equal to $500,000 (Five Hundred Thousand Dollars) and the US Delay Damages are equal to $1,000,000 (One Million Dollars).

(c)	Parnell shall provide to Elanco an executed Parent Guarantee whereby Parnell’s Delay Damages obligations to Elanco, if any, are guaranteed by Parnell Pharmaceutical Holdings Pty Ltd.

(d)	In the event that *** has still ***, or Parnell is *** defined in Schedule 2 by *** either party may terminate this Agreement by giving the other notice in writing, such termination to take effect immediately.

13.2	In the event that *** has still *** by ***, either party may terminate this Agreement by giving the other notice in writing, such termination to take effect immediately.

15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.0	Invoices and Payment

14.1	Any invoice submitted by Parnell to Elanco under this Agreement must be in writing, be dated, relate to the Products and must include (as the case may require):

(a)	the reference number of the Purchase Order;

(b)	confirmation of the quantity of the Products delivered;

(c)	the address to which the Products was delivered;

(d)	the Actual Delivery Date;

(e)	the total amount of the invoice and the currency of the invoice; and

(f)	the reference number of the invoice.

14.2	The amount payable by Elanco for Products, which are the subject of a Purchase Order accepted in writing by Parnell, will be invoiced by Parnell on the date on which Parnell issues the applicable Delivery Notice.

14.3	Invoices shall be paid by Elanco to Parnell ***. Parnell may elect to request early payment in accordance with ***.

14.4	Elanco must pay the amount which has become due and payable under any invoice, issued by Parnell, by wire transfer or ACH to the bank account nominated by Parnell to Elanco for this purpose.

14.5	Subject to clause 14.6, if Elanco fails to pay an invoice by the due date for payment, interest will accrue on the unpaid amount until it is paid at a rate of twelve (12) percent per annum. Interest is payable on demand and in addition to the amount on which interest is charged.

14.6	If Elanco disputes the amount claimed to be due to Parnell under any invoice issued by Parnell, Elanco must pay the amount which is not in dispute and notify Parnell in writing about the amount in dispute and the grounds for the dispute. Such a dispute is to be resolved in accordance with the procedure set out in clause 24.

14.7	If as a result of the dispute resolution process an amount is found to have been properly invoiced by Parnell and payable by Elanco then interest will be payable on the unpaid amount from the due date to the date of payment in accordance with clause 14.5.

16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.0	Registration and Adverse Experience Reporting

15.1	In this clause Quality Agreement means a manual compiled and agreed upon by Parnell and Elanco that contains certain specifications, audit procedures, methods and personnel contacts relating to the ordering, manufacture, packaging, storing and shipping of the Products including details of the Registration holder, the manufacturer, the batch releaser and the batch recall of the Products in each Zone of the Territory.

15.2	A Quality Agreement shall be signed by the Parties prior to issuance of the first Registration.

15.3	A pharmacovigilance agreement shall be developed and signed between the Parties prior to the issuance of the first Registration. This pharmacovigilaince agreement will describe precisely the responsibilities of each Party in managing and reporting Adverse Events for all geographies within the Territory.

16.0	Product Recall

16.1	If either Party (acting reasonably) determines that any quantity of the Products supplied by it needs to be recalled, it must immediately give written notice to the other Party (Recall Determination Notice).

16.2	Upon a Recall Determination Notice being given, representatives of each party must meet (either in person or by teleconference) to determine whether a Product recall should be implemented and, if so, by which party the Product recall should be implemented.

16.3	In the absence of agreement between the parties concerning the implementation of the Product recall, Parnell will be responsible for determining the Product recall strategy and Elanco will be responsible for implementing the Product recall in the Territory and Parnell will be responsible for any necessary negotiations and communications with relevant regulatory authorities.

16.4	Each party will cooperate with the other (and any wholesalers of Elanco) in relation to the Product recall.

16.5	Subject to clause 16.5, all direct costs incurred by Elanco in implementing the Product recall in the Territory are to be borne by Parnell and if the recall is found to be the result of a negligent act or omission by Parnell personnel Parnell must pay to Elanco subject to the limitation in clause 28.2 an account of profit for lost sales by it giving Elanco a credit for that amount in relation to future supplies of the Products made by Parnell to Elanco.

16.6	If a Product recall is caused by any act or omission of Elanco or its personnel, Elanco must:

(a)	pay all costs associated with the implementation of the Product recall;

17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	must reimburse Parnell for all reasonable direct costs incurred by it in managing such Product recall (and implementing it if Elanco refuses or neglects to do so); and

(c)	pay to Parnell subject to the limitation in clause 28.2 an account of profit for lost sales attributed to the act or omission of Elanco or its personnel which caused the Product recall.

17.0	Packaging and Markings

17.1	In this clause reference to packaging includes the livery or trade dress of the primary and secondary packaging together with the labelling on the primary and secondary packaging.

17.2	Parnell acknowledges that Elanco trade dress includes:

(a)	materials in which Elanco owns copyright; and

(b)	trademarks owned by Elanco (Elanco Content).

Elanco grants a licence to Parnell to reproduce the Elanco Content for the purpose of enabling Parnell to comply with its obligations under this clause.

17.3	Parnell will supply the Products:

(a)	in packaging with:

(i)	Elanco’s trade dress as agreed in writing from time to time between the parties such agreement not to be unreasonably withheld or delayed; and

(ii)	Parnell’s trade mark and/or logo as agreed in writing from time to time between the parties such agreement not to be unreasonably withheld or delayed; and

(b)	with labelling (on primary and secondary packaging) in accordance with the legislative requirements of the Territory as specified by Elanco.

17.4	Elanco may request a modification to the packaging of the Products not more than once in each Year, or more frequently if required by law.

17.5	If Elanco wishes to request changes to the packaging of the Products in accordance with clause 17.3(b), it must give notice to Parnell in writing and submit details of the proposed modification for Parnell’s approval. Subject to clause 17.8, Parnell reserves the right not to implement requested changes to the packaging in the interest of consistent branding for the Products in other countries.

18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.6	Once a modification to the packaging has been approved by Parnell in writing, the modification will be implemented once all existing packaging materials have been used up, or within a timeframe that does not cause non-compliance with any regulatory authority within the Territory.

17.7	Elanco must not alter, obscure, remove, conceal or otherwise interfere with any markings or indications of the source or origin of the Products placed by Parnell on the original packaging and external makeup of the Products except as may be required by a Government Agency and with Parnell’s written approval.

17.8	Parnell is responsible for ensuring that the specifications for packaging, labelling and package inserts comply with the requirements of the Laws of the Territory and the requirements of any Government Agency in the Territory.

17.9	Where packaging has to be modified to meet the requirements of a change in Law in the Territory or a change in the requirements of a Government Agency in the Territory and Elanco becomes aware of this requirement Elanco must immediately notify Parnell of the change in requirements in writing.

17.10	Parnell has no obligation to incorporate such modifications until all existing packaging has been utilised unless there is a requirement that the modification to the packaging be implemented sooner. In this case, Parnell will modify the packaging immediately but at Elanco’s cost,

18.0	Trade Mark

18.1	For the purpose of enabling Elanco to exercise its rights under this Agreement, Parnell grants an exclusive licence to Elanco to use the Trade Marks in each Zone in the Territory in conjunction with the marketing, distribution and sale of the Products but only in the manner directed in writing by Parnell.

18.2	Parnell shall register the Trade Marks under which Elanco is being granted a license in each Zone in the Territory. Parnell shall bear all the costs for the filing and the maintenance of the Trade Marks. If Parnell is unable to procure registration of any Trade Mark it shall in consultation with Elanco select a substitute which is acceptable for registration.

18.3	Without limiting the generality of clause 18.1, Elanco must submit marketing materials, on which a Trade Mark appears, for Parnell’s information.

18.4	A Trade Mark may only be used in the manner approved.

18.5	Elanco must only use a Trade Mark in accordance with the written instructions given to it by Parnell.

18.6	Elanco must use, in its distribution and sale of the Products, the Trade Mark which relates to the Product.

19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.7	The Trade Mark may be used by Elanco in conjunction with its mark provided that:

(a)	Parnell’s Trade Mark is clearly distinguished from Elanco’s mark;

(b)	the Trade Mark is only used as part of Elanco’s overall marketing strategy for the sale of Products.

19.0	Product Warranties

19.1	Parnell warrants to Elanco that each batch of Products will:

(a)	be free from defects at the time of delivery;

(b)	conform to the Specification for the Products; and

(c)	be manufactured in accordance with GMP and all Laws applicable.

19.2	In the event that Products contain a defect, Elanco shall notify the existence of such defect within ten (10) days of discovery. If Parnell disagrees or disputes the written notification from Elanco, the Parties shall submit samples of the rejected Products to a mutually acceptable independent laboratory for inspection or analysis, whose analysis results on the matter shall be final and binding. The Party found to be in error shall bear the cost of such analysis. In the event such laboratory shows that the relevant batch does not meet the agreed quality specification, Elanco may reject such batch which Parnell shall replace with Products to be delivered free of charge.

20.0	General Warranties

20.1	Parnell warrants to Elanco that:

(a)	Parnell has the requisite power and authority to enter into this Agreement to carry out the obligations imposed on it by this Agreement;

(b)	the execution and delivery of this Agreement has been properly authorised;

(c)	this Agreement constitutes a legal, valid and binding obligation on its part;

(d)	this Agreement does not conflict with any provision of its constitution or other constituent document or any Law; and

(e)	Parnell has all licences, registrations, consents, approvals and permits relevant to the obligations imposed on it by this Agreement;

(f)	it shall sell the Products to Elanco free and clear of any liens, claims or encumbrances.

20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.2	Elanco warrants to Parnell that:

(a)	Elanco has the requisite power and authority to enter into this Agreement to carry out the obligations imposed on it by this Agreement;

(b)	the execution and delivery of this Agreement has been properly authorised;

(c)	this Agreement constitutes a legal, valid and binding obligation on its part;

(d)	this Agreement does not conflict with any provision of its constitution or other constituent document or any Law; and

(e)	Elanco has all licences, Registrations, consents, approvals and permits relevant to the obligations imposed on it by this Agreement.

21.0	Contract Management

21.1	Parnell will nominate a person to act as its contract manager to manage the operation of this Agreement for Parnell and to represent Parnell (either in person or through his or her delegate) in all day-to-day dealings with Elanco (Parnell Contract Manager).

21.2	Elanco will nominate a person to act as its contract manager to manage the operation of this Agreement for Elanco and to represent Elanco in all day-to-day dealings with Parnell (Elanco Contract Manager). In addition Elanco may appoint a sub-contract manager for each Zone in the Territory (Elanco Sub-Contract Managers).

21.3	The Elanco Contract Manager will:

(a)	be the single point of contact for Parnell for the purposes of this Agreement;

(b)	have the authority and be given the responsibility to perform for Elanco each of the tasks referred to in this clause 0;

(c)	be a full time employee of Elanco;

(d)	have a strong working knowledge of Elanco’s business operations and the Products; and

(e)	unless Parnell’s request requires a more prompt response (in the case of an emergency), both the Elanco Contract Manager and the Elanco Sub-Contract Managers must acknowledge receipt of any communication from Parnell within 48 hours of receipt and provide a substantive response to any communication from Parnell within 5 (five) Business Days of receipt.

21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.4	The Contract Managers and where applicable Sub-Contract Managers will (unless otherwise agreed):

(a)	meet by teleconference at the times agreed by the parties, but at least every three (3) months during the Term, or on ten (10) Business Days’ notice at the request of either party if an issue arises in relation to this Agreement;

(b)	review and discuss (at a minimum):

(i)	Reports submitted by Elanco;

(ii)	performance of Elanco as measured against the Marketing Plan; or

(c)	at any time raise any issues of concern or interest relating to this Agreement; and

(d)	work in good faith to resolve any issues of concern, and if they are unable to resolve them refer the matter for resolution in accordance with clause 24.

22.0	Records and Audits

22.1	Elanco agrees to establish and maintain line systems recording matters relating to:

(a)	Product performance in the target species ; and

(b)	customer feedback on the Products

(c)	Financial records required for calculation of Target Margin and Target Margin Rate

(Records).

22.2	Parnell or its professional advisors, auditor or contractor may, on 10 Business Days’ notice and at a mutually agreed time, inspect the Records in 22.1 (a) and 22.2 (b) above. Parnell must gain 10 days advance written approval of Elanco, such approval not to be unreasonably withheld, of the individuals designated by Parnell to inspect such Records.

22.3	Audits of financial records required for calculation of Target Margin and Target Margin Rate

Within the term of this agreement, Parnell shall *** have the right to have an independent certified public accountants inspect Elanco’s financial records for *** for the purpose of determining the accuracy of Sales Price and Purchase Price used in calculating Target Margin and Target Margin Rate. Parnell shall submit an ***. The independent certified public accountants shall keep confidential any information obtained during such inspection ***.

22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.4	Parnell will use reasonable commercial endeavours to minimise the impact of any such inspection on Elanco’s business. Elanco will not unreasonably withhold its agreement to the time for an audit.

22.5	Parnell will retain all Records for completed transactions:

(a)	for a period of seven years after the completion of the transactions to which the Records relate unless otherwise agreed between the parties; or

(b)	until the termination of this Agreement, whichever is the sooner.

22.6	Parnell must comply with all statutory obligations imposed upon it or Elanco in relation to the retention of the Records and, to the extent that those obligations are inconsistent with the provisions of this Agreement, it will comply with the statutory obligations.

23.0	Confidentiality

23.1	Each party (Recipient) must keep confidential the other party’s (Disclosing Party’s) Confidential Information.

23.2	A Recipient may only disclose the Disclosing Party’s Confidential Information, for the purpose of performing its obligations under this Agreement, to:

(a)	officers, employees, accountants, auditors, legal advisers and other professional advisers (approved by the Disclosing Party to receive Confidential Information) of the Recipient, or officers and employees any person with whom the Recipient has a confidentiality agreement that imposes on that person confidentiality obligations no less stringent than those imposed on Recipients under this Agreement, who:

(i)	have a need to know (and only to the extent that each has a need to know); and

(ii)	have been directed and have agreed to keep confidential the Confidential Information on terms consistent with this Agreement; or

(b)	the extent, and to the persons, required by Law or an applicable regulatory body including the Paris Stock Exchange.

23.3	A Recipient must, at its own expense:

(a)	ensure, at all times, that each officer, employee and subcontractor to whom the Disclosing Party’s Confidential Information has been disclosed under this clause 0 keeps that information confidential and uses that information solely for the purpose of this Agreement;

23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	establish and maintain effective security measures to safeguard the Disclosing Party’s Confidential Information from unauthorised access or use;

(c)	keep the Disclosing Party’s Confidential Information under its control (whether it has physical possession of the Confidential Information or not);

(d)	immediately take all steps to prevent or stop, and comply with any direction issued by the Disclosing Party from time to time regarding, a suspected or actual breach; and

(e)	immediately notify the Disclosing Party of any suspected or actual unauthorised use, copying or disclosure of the Disclosing Party’s Confidential Information.

23.4	Parnell will provide assistance reasonably requested by Elanco in relation to any proceedings that Elanco may take against any person (other than Parnell) for unauthorised use, copying or disclosure of Elanco’s Confidential Information.

23.5	Elanco will provide assistance reasonably requested by Parnell in relation to any proceedings that Parnell may take against any person (other than Elanco) for unauthorised use, copying or disclosure of Parnell’s Confidential Information.

23.6	Each party acknowledges that it is aware that any breach of this clause 23 may result in damage to the other party and that each party is entitled to enforce its rights by specific performance or injunction proceedings as monetary damages may not be sufficient relief.

23.7	On termination of this Agreement, each Recipient agrees that:

(a)	it must continue to keep confidential in accordance with this clause 23 the Disclosing Party’s Confidential Information without limitation of time; and

(b)	its rights to use and disclose the Disclosing Party’s Confidential Information cease other than in relation to information which the Recipient is required to disclose in order to comply with any reporting obligations to relevant regulatory bodies.

23.8	Neither party will make any public statements about this Agreement, the Products or its relationship with the other party without the other party’s prior written approval.

23.9	All references in this clause to the “Disclosing Party” or the “Disclosing Party’s Confidential Information” apply to a third party whose Confidential Information is used in the performance of, or is necessary to the supply of the Products as if the third party was a party to this Agreement.

24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.0	Dispute Resolution

24.1	If a Party considers that a dispute has arisen (Dispute), it may issue a notice to the other party, setting out reasonable particulars of the matter in dispute (a Dispute Notice).

24.2	The parties through their respective Contract Managers must promptly hold good faith discussions to attempt to resolve the dispute and must (subject to privilege) furnish to the other party all information with respect to the dispute which is appropriate in connection with its resolution.

24.3	If the Dispute has not been resolved by the Contract Managers within 15 Business Days, or such longer period as the parties may agree, the Dispute is to be referred to the Chief Executive Officer or a Senior Director of each party who must promptly hold good faith discussions to attempt to resolve the Dispute.

24.4	If the Dispute has not been resolved by the Chief Executive Officer or Senior Director of each party within 15 Business Days, or such longer period as the parties may agree, this dispute resolution procedure will be taken to be exhausted by the parties and either party may commence court proceedings in relation to a Dispute.

24.5	Except where the Dispute renders it impossible to do so, the parties will continue performing their respective obligations under this Agreement while the Dispute is being resolved, unless and until such obligations are terminated or expire in accordance with this Agreement.

24.6	Each party must use its best endeavours to ensure that where a Dispute is reasonably foreseeable, it is dealt with at a sufficiently early stage to ensure that there is a minimum effect on the ability of either party to perform its obligations under this Agreement.

24.7	Despite anything in this clause 24, a party may at any time commence court proceedings in relation to any dispute or claim arising under or in connection with this Agreement where that party seeks urgent or interlocutory relief.

25.0	Force Majeure

25.1	If Parnell is prevented from, or impeded in, performing any of its obligations under this Agreement due to a Force Majeure Event, it must promptly give notice to Elanco specifying:

(a)	the circumstances constituting the Force Majeure Event; and

(b)	the extent and likely duration of those circumstances.

25

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.2	If Parnell gives a notice under clause 25.1, Parnell’s obligations under this Agreement, will be suspended for as long as the Force Majeure Event may continue to prevent it from, or impede it in, performing any of its obligations under this Agreement. This clause 25.2 does not reduce Parnell’s obligations under clause 13.2 unless otherwise agreed to in writing by Elanco.

25.3	If there is a Force Majeure Event, Parnell must:

(a)	make every reasonable effort to minimise the effects of the Force Majeure Event;

(b)	use its best efforts to overcome the Force Majeure Event; and

(c)	promptly resume performance of its obligations under this Agreement as soon as reasonably possible after cessation of the Force Majeure Event.

26.0	IPR Infringement Indemnity

26.1	Parnell indemnifies Elanco and its respective Personnel (those indemnified) against all Damages that any of those indemnified may suffer or incur in connection with any Claim that the marketing, sale and distribution of the Products infringes the Intellectual Property Rights or moral rights of any person (IPR Infringement Claim), and must satisfy any settlement of or judgment given in any 1PR Infringement Claim.

26.2	If a third party makes an IPR Infringement Claim against Elanco or Elanco otherwise becomes aware that an IPR Infringement Claim is to be asserted against Elanco:

(a)	Elanco must promptly notify Parnell; and

(b)	Parnell must ensure that the IPR Infringement Claim is promptly and appropriately defended.

26.3	Parnell (as between itself and Elanco) will have sole control and conduct of IPR Infringement Claims and any resulting settlement negotiations, unless Elanco requests by giving written notice to Parnell and Parnell accepts in writing (such permission not to be unreasonably withheld) for Elanco to defend or settle itself any IPR Infringement Claim, which (in Elanco’s reasonable opinion) is not being conducted in accordance with clause 26.1.

26.4	On receiving a request from Elanco under clause 26.2, Parnell must accept Elanco’s request and provide all assistance reasonably required by Elanco to defend or settle that IPR Infringement Claim, in which case Elanco will consult with Parnell during the proceedings and before settling the IPR Infringement Claim.

26.5	If Parnell is defending the IPR Infringement Claim in accordance with clause 26.2(b):

26

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	Elanco will provide Parnell promptly with all reasonable assistance Parnell requires in relation to, and in its defence of, the IPR Infringement Claim; and

(b)	in defending the 1PR Infringement Claim, Parnell must not unnecessarily or unreasonably take, or fail to take, any action if to do so would damage the name and reputation of Elanco.

26.6	If a Product becomes, or in Parnell’s reasonable opinion is likely to become, the subject of an IPR Infringement Claim Parnell is entitled to cease to offer that Product for sale in the applicable Zone of the Territory and, by notice in writing to Elanco, terminate Elanco’s right to distribute that Product whereupon that Product will cease to be included in Schedule 1 and Schedule 2.

27.0	Indemnities

27.1	Each party (Indemnifier) indemnifies the other party, its Personnel, their successors and assigns (Indemnified) but against any and all Damages that the Indemnified may sustain or incur in connection with any claim made or asserted against them in respect of the personal injury or death or tangible property damage arising out of or in connection with the use, distribution, manufacture, storage or administration of the Products.

27.2	The amounts referred to in clause 27.1 are not payable to the extent they are due to the negligence, breach of contract, fraud or wilful misconduct of the Indemnified.

28.0	Limitation of Liability

28.1	Other than as specified in this Agreement and to the fullest extent permitted by law all implied conditions and warranties are, by the operation of this clause, excluded.

28.2

The liability of either party for breach of this Agreement or in tort, or for any other common law or statutory cause of action arising out of the operation of this Agreement (including an indemnity), will be limited (subject to clauses 28.3 and 28.4 to ten ($10,000,000) million in the aggregate in respect of all Claims made, or in respect of any matters arising, during the Term.

28.3	For the avoidance of doubt, but subject to clause 28.1, the limitations and exclusions in clause 28.2 do not apply to loss incurred by either party in respect of:

(a)	breach of confidence;

(b)	liability for personal injury or property damage;

(c)	liability under the IP indemnity;

(d)	fraud by either party or either party’s Personnel; or

27

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	unlawful or wilful acts and omissions.

28.4	Without limiting any of their respective obligations under this Agreement each party must mitigate losses suffered under this Agreement.

29.0	Insurances

29.1	Each party (an Insuring Party) must take out and maintain during the Term a comprehensive product liability insurance policy to cover all sums which may become legally liable to pay consequent upon:

(a)	the death of or bodily injury (including disease or illness) to any natural person or animal; and

(b)	loss of, or damage to, real or personal property (including the loss of use thereof),

(c)	in connection with supply of the Products.

29.2	Each Insuring Party must ensure that:

(a)	the insurance policy taken out in accordance with clause 29.1 will be effected with a reputable insurance company, or for Elanco via adequate self-insurance;

(b)	the products liability cover referred to in clause 29.1 is for a minimum cover of *** for each claim and in the aggregate;

(c)	the insurance policy taken out in accordance with clause 29.1 cannot be amended or cancelled without written notice being given to the other party;

(d)	the insurance policy taken out in accordance with clause 29.1 will comply with the laws of all the jurisdictions in which Parnell will be performing its obligations under this Agreement;

29.3	Each Insuring Party must comply with all of the terms and conditions of any insurance policy taken out under this clause.

29.4	Each Insuring Party must, within 20 business days of the Commencement Date and on request being made by the other party, promptly provide to the other party copies of certificates or other evidence of currency for insurance policies effected in accordance with this clause 29.1.

28

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.0	Notices

30.1	A party giving notice or notifying under this Agreement must do so in writing:

(a)	directed to the recipient’s address specified in this clause, as varied by any notice; and

(b)	hand delivered or sent by prepaid post or sent by facsimile or sent by email to that address.

30.2	The parties’ addresses, facsimile numbers and email addresses are: Parnell:

PARNELL EUROPE PTY LTD

Elanco:

30.3	A notice given in accordance with clause 30.1 is taken to be received:

(a)	if hand delivered, on delivery;

(b)	if sent by prepaid post, five Business Days after the date of posting; or

(c)	if sent by facsimile, when the sender’s facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within one Business Day after that transmission, the recipient informs the sender that it has not received the entire notice; or

(d)	if sent by email, one Business Day after the time of despatch if receipt is confirmed by the recipient within one Business Day after the time of despatch.

30.4	Where a party’s postal address, email address or facsimile number changes from that noted above, that party will provide a written notice to the other party notifying it of such change.

31.0	Termination

31.1	In addition to any other entitlement it has to terminate this Agreement in accordance with its terms, Parnell may, by written notice to Elanco, terminate this Agreement if:

(a)	Elanco materially breaches this Agreement and the breach cannot be rectified, or is not rectified within ***after a notice from Parnell specifying the breach;

(b)	an Insolvency Event occurs in relation to Elanco; or

29

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	any other event specified in this Agreement as giving rise to a right for Parnell to terminate occurs,

which notice will take effect on the day on which it is given and such termination will not give rise to the payment by Parnell of any damages whatsoever.

31.2	In addition to any other entitlement it has to terminate this Agreement in accordance with its terms, Elanco may, by notice to Parnell, terminate this Agreement:

(a)	if Parnell materially breaches this Agreement and the breach cannot be rectified, or is not rectified within ***after a notice from Elanco specifying the breach; or

(b)	if an Insolvency Event occurs in relation to Parnell such notice will take effect on the day on which it is given.

31.3	The Parties are entitled to terminate this Agreement by mutual written agreement but agree that, if this event occurs before the date on which this Agreement ends, termination must take effect no less than *** from the date of the mutual agreement.

31.4	If as a result of any merger or acquisition or business reconstruction undertaken by Parnell (whether as a buyer or a seller) Parnell (or its successor or assign) determines that it wishes to have the right to market, sell and distribute the Products in the Territory then Parnell (or its successor or assign) is entitled to terminate this Agreement by giving 12 (twelve) months’ notice in writing to Elanco which notice may be given at any time after the Commencement Date

If such notice is given before 31 December, 2016 then upon termination Elanco shall be fully reimbursed for all the Product Approval Fees already paid.

31.5	Parnell is entitled to terminate this Agreement by giving ninety (90) days’ notice in writing to Elanco if there is no transfer of the present agreement in case of a change in Control of Elanco. Elanco must notify Parnell in writing if a change in Control occurs in respect of it.

32.0	After Termination

32.1	After notice of termination is given:

(a)	*** any *** and *** for the ***; and

(b)	*** to *** of the Products which it *** for a *** provided that *** of the Products ***. If *** this *** then the *** for the *** will be the ***. In the event ***not ***.

30

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.2	After notice of termination is given *** whether or not *** of Products which are the *** to the ***. *** will ***of *** of the ***. If ***that it will *** then *** and *** in respect of ***.

32.3	Termination of this Agreement in its entirety (or as it relates to the Products) will not affect any accrued rights of either party.

33.0	Miscellaneous

33.1	Neither party must not do, and must not allow to occur, any act, matter or thing which adversely affects or jeopardises the reputation of the other in the Territory.

33.2	This Agreement (including its Schedules):

(a)	constitutes the entire agreement between the parties as to its subject matter; and

(b)	in relation to that subject matter, supersedes any prior understanding or agreement between the parties and any prior condition, warranty, indemnity or representation imposed, given or made by a party.

33.3	Each party must use reasonable efforts to do all things necessary or desirable to give full effect to this Agreement.

33.4	The failure of a party at any time to require performance of any obligation under this Agreement is not a waiver of and is without prejudice to that party’s right:

(a)	to exercise any right that party may have under this Agreement or otherwise in relation to the other party’s acts or omissions;

(b)	to claim Damages for breach of that obligation; and

(c)	at any other time to require performance of that or any other obligation under this Agreement,

unless written notice to that effect is given in accordance with clause 30.

33.5	Waiver of any provision of or right under this Agreement:

(a)	must be in writing signed by the party entitled to the benefit of that provision or right; and

(b)	is effective only to the extent set out in any written waiver.

33.6	Except as expressly provided otherwise in this Agreement, a right, power, remedy, entitlement or privilege given or granted to a party under this Agreement is cumulative with, without prejudice to and not exclusive of any other right, power, remedy, entitlement or privilege granted or given under this Agreement or by Law.

31

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

33.7	A party will not be liable to the other party for any damages to the extent that the breach giving rise to the damages was caused by the other party’s failure to perform its obligations under this Agreement, including a failure resulting from the other party’s negligence or breach of this Agreement.

33.8	Nothing in this Agreement, or any circumstances associated with it or its performance, give rise to any partnership or employer and employee relationship, joint venture or fiduciary duty between Elanco and Parnell.

33.9	Part or all of any provision of this Agreement that is illegal or unenforceable may be severed from this Agreement and the remaining provisions of this Agreement continue in force.

33.10	Clauses 16, 18, 19, 22 to 30, 32 and 33 will survive the expiration or earlier termination of this Agreement.

33.11

This Agreement is governed by the law applicable in the State of New South Wales, Australia. Each party irrevocably and unconditionally submits to the jurisdiction of the courts exercising jurisdiction in that State.

33.12	The parties agree that good faith and fair dealing in its dealings with the other party under this Agreement.

33.13	Execution of Agreement. This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement, Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

33.14	Parnell will comply with the FCPA Contract Language as revised by Lilly from time to time and published at http://supplierportal.lilly.com or otherwise made available to Parnell. All the requirements of the FCPA Contract Language are in addition to all of Parnell’s other obligations under this Agreement, including those that are similar in nature. Notwithstanding anything in this Agreement to the contrary, an action by Lilly expressly permitted by the FCPA Contract Language neither constitutes a breach of this Agreement by Lilly nor excuses Parnell from performing its obligations under this Agreement.

[Schedules commence next page]

32

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

Products

Product	Trade Name	Presentation	Active ingredient
Zydax 100 Injection	Zydax	20mL preserved multiple dose vial	Glucuronoxylan Sulfate sodium ***

***

Currently the targeted Label of Zydax will include, but not be limited to the following:

***

Schedule 1-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2

Yearly Minimum Sales Quantity for Products

***

***	***	***	***
***	***	***	***

***

***	***	***	***
***	***	***	***

***

***	***	***	***
***	***	***	***

Schedule 2-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 3

Product Trade Marks and Patents

Zydax (Trademark)	Country	Comment
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***

Glucurono Xylan Sulfate Patents

Country	Patent / Application Number	Title of Invention	Assignee	Filing Date	Status
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Schedule 3-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 4

Products Specifications

Zydax 100

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Schedule 4-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 5

Elanco Purchase Price from Parnell:

Product	Price ($)
Zydax 100 Injection 20mL preserved multiple dose vial

Schedule 5-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 6

Territory

Territory defined as Global with the exclusion of Australia.

Schedule 6-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 7

Quality and Pharmacovigilance Agreements

In this clause Quality Agreement means a manual compiled and agreed upon by Parnell and Elanco that contains certain specifications, audit procedures, methods and personnel contacts relating to the ordering, manufacture, packaging, storing and shipping of the Products including details of the Registration holder, the manufacturer, the batch releaser and the batch recall of the Products in each Zone of the Territory.

A Pharmacovigilance Agreement shall be developed and signed between the Parties prior to the issuance of the first Registration. This pharmacovigilaince agreement will describe precisely the responsibilities of each Party in managing and reporting Adverse Events for all geographies within the Territory.

Quality and Pharmacovigilance Agreements shall be signed by the Parties prior to issuance of the first Registration.

Schedule 7-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Executed as an Agreement:

Executed by Parnell Europe Pty Ltd, as a deed by its authorised officers:

/s/ Erika Kristy Vikor	/s/ Robert Joseph
Signature of Witness	Signature of Authorized Officer

Erika Kristy Vikor	Robert Joseph
Name of Witness (please print)	Name of Authorized Officer (please print)

9 February 2011
Date Signed

Executed by ELI LILLY AND COMPANY, as a deed by its authorised officers:

/s/ Stuart F. Easley	/s/ William C. Weldon
Signature of Witness	Signature of Authorized Officer

Stuart F. Easley	William C. Weldon
Name of Witness (please print)	Name of Authorized Officer (please print)

16 February 2011
Date Signed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Guarantee Agreement

Parties

Parnell Pharmaceutical Holdings, Pty Ltd                           a company, organised under the laws of Australia, with registered office at                         Unit 4, 476 Gardeners Road, Alexandria, New South Wales, Australia Represented by Mr. Robert Joseph, Chief Executive Officer, Hereinafter referred to as Holdings.

And

Eli Lilly And Company, a publicly-traded Indiana corporation, operating through its Elanco division and having a principal place of business at 2500 Innovation Way N., Greenfield, Indiana 46140-9163 USA, and its Affiliates, herein after collectively referred to as Elanco. Elanco and Parnell are individually designated as the Party and collectively as the Parties.

Background

Holdings is the parent company of Parnell Europe Pty Ltd. Parnell Europe Pty Ltd and Elanco have entered into a Distribution and Supply Agreement on or about February ___, 2011. Holdings will benefit from the success of its subsidiary, Parnell Europe Pty Ltd, by virtue of the financial benefits from such Agreement.

For this and other valuable consideration, hereby acknowledged by Holdings, Holdings undertakes the following:

Operative Provisions

Holdings unconditionally and irrevocably guarantees to Elanco the due and punctual payment of all present and future amounts Parnell Europe Ply Ltd may be required to pay for Approval Delay Damages under the terms of the Distribution and Supply Agreement between Elanco and Parnell Europe Pty Ltd. If Parnell Europe Ply Ltd fails to make any such payment in the manner and at the time specified in this Agreement, Holdings shall make such payment upon demand by Elanco. Holdings ‘s guarantee obligation shall remain in full force and effect until all such payment obligations of the Parnell Europe Ply Ltd have been discharged, notwithstanding (a) any amendment or termination of this Agreement, (b) any extension of time or other indulgence or concession granted by Elanco, (e) any delay or failure by Elanco to pursue any remedy available against Parnell Europe Pty Ltd, or (d) any dissolution, liquidation, insolvency, bankruptcy or reorganization of Parnell Europe Pty Ltd. Elanco shall have no obligation to pursue any remedy or take any action against or in respect of any Parnell Europe Pty Ltd prior to enforcing its rights under this guarantee. Holdings reserves the right to assert defenses which any Parnell Europe Pty Ltd may have to payment other than any defenses expressly waived hereby.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Executed as an Agreement:

Executed by Parnell Pharmaceutical Holdings Pty Ltd, as a deed by its authorised officers:

/s/ Erika Kristy Vikor	/s/ Robert Joseph
Signature of Witness	Signature of Authorized Officer

Erika Kristy Vikor	Robert Joseph
Name of Witness (please print)	Name of Authorized Officer (please print)

9 February 2011
Date Signed

Executed by ELI LILLY AND COMPANY, as a deed by its authorised officers:

/s/ Stuart F. Easley	/s/ William C. Weldonv
Signature of Witness	Signature of Authorized Officer

Stuart F. Easley	William C. Weldon
Name of Witness (please print)	Name of Authorized Officer (please print)

16 February 2011
Date Signed